UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2007
BabyUniverse, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South US Highway One, Suite 500, Jupiter, Florida	33477

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (561) 277-6400
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
     On June 13, 2007, BabyUniverse, Inc. (the “Company”) entered into definitive Stock Purchase Agreements (the “Purchase Agreements”) with (i) three affiliates of a large institutional investment fund and (ii) one other “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (the “Purchasers”), pursuant to which it has agreed to sell to the Purchasers an aggregate of 1,171,875 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the “Private Placement”). The Private Placement is expected to close in two tranches, the closing for the first of which, covering an aggregate of 664,063 shares of Common Stock, is expected to occur on or about June 19, 2007, and the closing of the second of which, covering an aggregate of 507,812 shares of Common Stock, is expected to occur contemporaneously with the closing of the Company’s proposed merger (the “Proposed Merger”) with eToys Direct, Inc. (“eToys”) and prior to the effective time of the Proposed Merger under applicable Delaware law. The funds representing the purchase price for the shares of Common Stock issuable in connection with the closing of the second tranche of the Private Placement will be placed in escrow with an independent escrow agent.
     Pursuant to each of the Purchase Agreements, the Company has agreed to file a Registration Statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) to register the resale of the shares of Common Stock sold in the Private Placement.
     Assuming that both tranches of the Private Placement close as intended, the Private Placement will result in gross proceeds to the Company of $7.5 million before deducting fees payable to the placement agent in the Private Placement and other transaction expenses payable by the Company. The Company agreed to pay aggregate placement agent fees equal to seven percent of the gross proceeds to the Company resulting from the Private Placement.
     The offer, issuance and sale of the shares of Common Stock in the Private Placement was exempt from registration under the Securities Act, pursuant to Section 4(2) thereof and Regulation D promulgated thereunder. Accordingly, the shares of Common Stock issued in the Private Placement have not been registered under the Securities Act, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. Each of the Purchasers has represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D.
Item 7.01 Regulation FD Disclosure.
     On June 19, 2007, the Company issued a press release to announce the completion of the Private Placement and to provide an update regarding the status of the Proposed Merger referenced in Item 3.02. A copy of the press release, which is attached to this Current Report as Exhibit 99.1, is furnished under, and hereby incorporated by reference into, this Item 7.01.

Item 8.01 Other Events.
     Certain of the disclosures in the Company’s press release issued on June 19, 2007 (attached hereto as Exhibit 99.1) may be deemed to be solicitation material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Only the portions of the press release relating to the Proposed Merger shall be deemed filed pursuant to Rule 14a-12 under the Exchange Act.
* * * * * *
     This Current Report on Form 8-K (including Exhibit 99.1 attached hereto) does not constitute an offer of any securities for sale. The Proposed Merger will be submitted to the Company’s shareholders for their consideration. In connection with the Proposed Merger, the Company has filed a Registration Statement on Form S-4, which includes therein a proxy statement/prospectus, and other materials with the SEC. THE COMPANY URGES YOU TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ETOYS AND THE PROPOSED MERGER. Investors may obtain free copies of the Registration Statement, including the proxy statement/prospectus included therein, as well as other filed documents containing information about the Company and the Proposed Merger at http://www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings are also available on the Company’s website at http://www.babyuniverse.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Proposed Merger. Information regarding the officers and directors of the Company is included in its Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on April 2, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the proxy statement/prospectus and other materials filed with the SEC in connection with the Proposed Merger.
     This Current Report on Form 8-K (including Exhibit 99.1 attached hereto) may contain forward-looking statements that involve risks and uncertainties relating to future events or the Company’s future financial performance. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, factors detailed in the Company’s SEC filings. You are advised to consult further disclosures the Company may make on related subjects in its future filings with the SEC.
     In some cases, you can identify forward-looking statements by terminology such as “may,” “could,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, nor can we guarantee future results, levels of activity, performance or achievements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
          The following Exhibit is furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 19, 2007 issued by BabyUniverse, Inc. (See Item 8.01 of this Current Report on Form 8-K for which portions of Exhibit 99.1 are deemed filed under the Exchange Act.)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.
Dated: June 19, 2007	By:	/s/ Jonathan Teaford
Jonathan Teaford
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 19, 2007 issued by BabyUniverse, Inc. (See Item 8.01 of this Current Report on Form 8-K for which portions of Exhibit 99.1 are deemed filed under the Exchange Act.)